ITW Conference Call

Second Quarter

2005

Exhibit 99.2

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Ron Kropp

3.

Manufacturing Segments……… John Brooklier

4.

Forecast 2005………………….…Jon Kinney

4.

Q & A………………......…………Group

ITW
Forward - Looking Statements

This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and operating results for the third quarter and full-year 2005 and the company’s earnings and acquired revenue forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated.  Important risks that may influence future results include (1) a downturn in the construction, automotive, general industrial, food retail and service, or real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the European Community and
Australia, (3) the unfavorable impact of foreign currency fluctuations and costs of raw materials, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, (5) an unfavorable environment for making acquisitions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates, and (6) unfavorable tax law changes and tax authority rulings.  The risks covered here are not all inclusive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

Conference Call Playback

Replay number: 203-369-1470

No pass code necessary

Telephone replay available through midnight of
August 4, 2005

Webcast / PowerPoint replay available at itw.com
website

ITW
Quarterly Highlights

2004

2005

Q2

Q2

Amount

%

Operating Revenues

3,002.3

3,295.6

293.3

9.8%

Operating Income

561.5

566.9

5.4

0.9%

% of Revenues

18.7%

17.2%

-1.5%

Income From Continuing Operations

Income Amount

360.4

373.8

13.4

3.7%

Income Per Share-Diluted

1.16

1.29

0.13

11.2%

Average Invested Capital

7,399.2

8,197.7

(798.5)

-10.8%

Return on Average Invested Capital

20.0%

18.9%

-1.1%

Free Operating Cash Flow

327.2

429.9

102.7

31.4%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

4.0%

8.6%

0.8%

Nonvolume-related

-

-3.8%

-0.7%

Total

4.0%

4.8%

0.1%

Acquisitions / Divestitures

4.4%

2.8%

-0.3%

Translation

2.9%

2.6%

0.0%

Impairment

-

-

-

Restructuring

-

-1.7%

-0.3%

Leasing & Investments

-1.4%

-7.6%

-1.0%

Intercompany

-0.1%

-

0.0%

Total

9.8%

0.9%

-1.5%

ITW
Leasing & Investments

2004

2005

Q2

Q2

Amount

%

Operating Revenues

53.2

9.7

(43.5)

-81.7%

Operating Income

48.7

6.3

(42.4)

-87.0%

Operating Margins

91.5%

65.1%

-26.4%

F(U) Last Year

ITW
Non Operating & Taxes

2004

2005

Q2

Q2

Amount

%

Operating Income

561.5

566.9

5.4

0.9%

Interest Expense

(18.9)

(27.4)

(8.5)

Other Income

3.5

6.9

3.4

Income From Continuing Operations-P/T

546.1

546.4

0.3

0.1%

Income Taxes

185.7

172.6

13.1

% to Pre Tax Income

34.0%

31.6%

2.4%

Income From Continuing Operations-A/T

360.4

373.8

13.4

3.7%

F(U) Last Year

ITW
Invested Capital

6/30/04

3/31/05

6/30/05

Trade Receivables

1,979.8

2,132.5

2,134.2

Days Sales Outstanding

59.3

62.4

58.3

Inventories

1,098.2

1,361.4

1,274.5

Months on Hand

1.7

2.0

1.8

Other Current Assets

383.5

309.4

299.7

Accounts Payable & Accruals

(1,729.9)

(1,585.3)

(1,583.6)

Operating Working Capital

1,731.6

2,218.0

2,124.8

% to Revenue(Prior 4 Qtrs.)

16%

18%

17%

Net Plant & Equipment

1,791.3

1,875.2

1,822.2

Investments, net of  L&I Debt

749.5

850.3

855.4

Goodwill

2,718.2

2,848.7

2,834.8

Other, net

522.2

486.7

479.3

Invested Capital

7,512.8

8,278.9

8,116.5

ITW
Debt & Equity

6/30/04

3/31/05

6/30/05

Total Capital

Short Term Debt

60.0

786.0

696.8

Long Term Debt

923.5

967.9

967.2

Total Debt

983.5

1,753.9

1,664.0

Stockholders' Equity

8,210.2

7,708.7

7,427.2

Total Capital

9,193.7

9,462.6

9,091.2

Less:

Leasing & Investments Debt

(143.7)

(130.8)

(116.0)

Cash

(1,537.2)

(1,052.9)

(858.7)

Net Debt & Equity

7,512.8

8,278.9

8,116.5

Debt to Total Capital

11%

19%

18%

ITW
Cash Flow

2004

2005

Q2

Q2

Net Income

360.4

373.8

Adjust for Non-Cash Items

52.8

68.6

Changes in Operating Assets & Liabilities

(36.4)

55.9

Net Cash From Operating Activities

376.8

498.3

Additions to Plant & Equipment

(69.2)

(80.7)

Proceeds from Investments

19.6

12.3

Free Operating Cash Flow

327.2

429.9

Stock Repurchase

(259.1)

(383.0)

Acquisitions

(193.1)

(11.8)

Purchase of Investments

(14.0)

(2.6)

Dividends

(74.0)

(81.1)

Debt

5.2

(87.4)

Other

15.9

(58.3)

Net Cash Decrease

(191.9)

(194.3)

ITW
Return on Average Invested Capital

2004

2005

F(U)

Current Quarter

Q2

Q2

Prior Yr.

Operating Income after Taxes

370.6

387.7

17.1

Operating Margins

12.3%

11.8%

-0.5%

Average Invested Capital

7,399.2

8,197.7

(798.5)

Capital Turnover

1.62

1.61

(0.01)

Return on Average Invested Capital

20.0%

18.9%

-1.1%

2004

2005

F(U)

Year to Date

Q2

Q2

Prior Yr.

Operating Income after taxes

666.1

710.4

44.3

Operating Margins

11.7%

11.2%

0.5%

Average Invested Capital

7,255.2

8,133.8

(878.6)

Capital Turnover

1.57

1.57

(0.0)

Return on Average Invested Capital

18.4%

17.5%

-0.9%

ITW
Acquisitions

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

247

168

78

131

151

36

-

-

Purchase Price

Cash Paid

184

193

62

149

188

12

-

-

Stock Issued

2

-

-

-

-

-

-

-

Total

186

193

62

149

188

12

-

-

Number of Acquisitions

North America

Engineered Products

2

1

1

1

1

1

-

-

Specialty Systems

-

1

1

1

1

-

-

-

International

Engineered Products

5

2

-

1

-

1

-

-

Specialty Systems

3

4

1

-

1

1

-

-

Total

10

8

3

3

3

3

-

-

2004

2005

Key Economic Data

June ’05 ISM: moved up to 53.8% from 51.4% in May
’05

US Industrial Production (ex. Tech.): +2.4% in May ’05
compared to +4.1% in December ’04

Euro-Zone Purchasing Managers’ Index: 49.9% in May
’05 versus 51.4% in December ’04

Euro-Zone Industrial Production: +1.0% in most recent
reported month

ITW
Engineered Products - North America

2004

2005

Q2

Q2

Amount

%

Operating Revenues

862.0

971.7

109.7

12.7%

Operating Income

154.6

177.0

22.4

14.4%

Operating Margins

17.9%

18.2%

0.3%

F(U) Last Year

Engineered Products - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

2.9%

6.7%

0.7%

Nonvolume-related

-

4.9%

0.9%

Total

2.9%

11.6%

1.6%

Acquisitions / Divestitures

9.5%

6.4%

-0.6%

Translation

0.3%

0.2%

0.0%

Impairment

-

-

-

Restructuring

-

-3.8%

-0.7%

Total

12.7%

14.4%

0.3%

% F(U) Prior Year

Engineered Products - North America
Key Points

Total construction: +2% for Q2 ’05

ITW construction (Paslode/Buildex/Ramset/ITW Brands)
base revenues: +7% for Q2 ’05:

            - new housing: + 2% in Q2 ’05

            - renovation: + 10% in Q2 ’05

            - commercial: +6% in Q2 ’05

Wilsonart (high pressure laminate): base revenues -2% in Q2
’05

            - basic laminate revenues flat in Q2 ’05 while flooring
revenues declined 10%

Engineered Products - North America
Key Points

Auto base revenues: -1% for Q2 ’05

Big 3 build rates: -6% for Q2 ’05

GM: -11%

Ford: -6%

Chrysler: +5%

Transplants: +12%

Big 3 inventories: 62 days at 6-30-05

GM: 47 days

Ford: 81 days

Chrysler: 75 days

Transplants: 52 days

ITW auto build forecast for 2005:

Q3: -3%

FY: -5%

Industrial: base revenues +7% for Q2 ’05

Top performers: Minigrip/ZipPak, Fibre Glass Evercoat,
Fluid Products

ITW
Engineered Products - International

2004

2005

Q2

Q2

Amount

%

Operating Revenues

652.8

708.9

56.1

8.6%

Operating Income

102.1

101.8

(0.3)

-0.3%

Operating Margins

15.6%

14.4%

-1.2%

F(U) Last Year

Engineered Products - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

-1.8%

-4.7%

-0.4%

Nonvolume-related

-

-4.9%

-0.8%

Total

-1.8%

-9.6%

-1.2%

Acquisitions / Divestitures

4.0%

4.0%

0.1%

Translation

6.4%

7.3%

0.2%

Impairment

-

-

-

Restructuring

-

-2.0%

-0.3%

Total

8.6%

-0.3%

-1.2%

% F(U) Prior Year

Engineered Products - International
Key Points

Construction base revenues: flat in Q2 ’05

Europe: -2% (weakness in Germany, Belgium, Spain)

Austral-Asia: -1% (commercial/new housing weakness in
Australia/New Zealand)

Wilsonart Intl.: +11% (good activity in China, Germany)

Automotive base revenues: -4% in Q2 ’05

Builds: -4% in Q2 ’05

Fiat: -20.4%; VW: -6.8%; Daimler/Chrysler: -6.3%

ITW forecasting flat FY ’05 auto builds

Industrial base revenues: -2% in Q2 ’05

Industrial plastics: -8%; electronic component packaging:
-9%; fluid products: +4%; polymers: +3%

ITW
Specialty Systems - North America

2004

2005

Q2

Q2

Amount

%

Operating Revenues

949.8

1,037.7

87.9

9.3%

Operating Income

172.8

188.9

16.1

9.3%

Operating Margins

18.2%

18.2%

0.0%

F(U) Last Year

Specialty Systems - North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

8.1%

18.3%

1.7%

Nonvolume-related

-

-8.9%

-1.5%

Total

8.1%

9.4%

0.2%

Acquisitions / Divestitures

0.6%

0.5%

0.0%

Translation

0.6%

0.7%

0.0%

Impairment

-

-

-

Restructuring

-

-1.3%

-0.2%

Total

9.3%

9.3%

0.0%

% F(U) Prior Year

Specialty Systems - North America
Key Points

Welding base revenues: 17% growth in Q2 ’05
due primarily to demand for replacement
products and new product introductions

Food Equipment base revenues: +6% in Q2
’05; growth due to restaurant/institutional
customers and parts/service activity

Industrial Packaging: Signode base revenues
grew 4% in Q2 ’05 ; consumables / machinery
both contributed to growth

ITW
Specialty Systems - International

2004

2005

Q2

Q2

Amount

%

Operating Revenues

591.2

677.6

86.4

14.6%

Operating Income

83.3

92.8

9.5

11.4%

Operating Margins

14.1%

13.7%

-0.4%

F(U) Last Year

Specialty Systems - International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

4.9%

13.7%

1.2%

Nonvolume-related

-

-10.5%

-1.4%

Total

4.9%

3.2%

-0.2%

Acquisitions / Divestitures

3.3%

1.3%

-0.3%

Translation

6.4%

6.6%

0.1%

Impairment

-

-

-

Restructuring

-

0.3%

0.0%

Total

14.6%

11.4%

-0.4%

% F(U) Prior Year

Specialty Systems - International
Key Points

Signode base revenues continued to grow in Q2 ’05:

      -Europe: +7%

      -Asia/Pacific: +22%

Food Equipment: base revenues +2% in Q2 ’05; most
growth emanating from refrigeration products in Europe
and other products in Germany

Welding: base revenue grew 17% in Q2 ’05; Europe and
Asia strong

Finishing: base revenues grew 8% in Q2 ’05

ITW
2005 Forecast

Mid

Low

High

Point

3rd Quarter

Base Revenues

3.2%

5.2%

4.2%

Income Per Share-Diluted

$1.33

$1.39

$1.36

%F(U) 2004

22%

28%

25%

Full Year

Base Revenues

3.7%

4.7%

4.2%

Income Per Share-Diluted

$5.02

$5.14

$5.08

%F(U) 2004

14%

17%

16%

ITW 2005 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $600 to $800
million range.

Restructuring cost of $40 to $60 million.

Leasing & Investments income of $85 to
$95 million, which is lower than 2004 by
$35 to $45 million.

Tax rate of 32.0% for the rest of the year.

ITW Conference Call

 Q & A

Second Quarter

2005